Exhibit 10.42

FIRST AMENDMENT
TO
AMENDED AND RESTATED
REFINED PRODUCT PIPELINES AND TERMINALS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REFINED PRODUCT PIPELINES AND TERMINALS AGREEMENT (this “Amendment”) is entered into as of November 7, 2013, to be effective as of September 30, 2013 (the “Effective Date”), by and among HollyFrontier Refining & Marketing LLC, a Delaware limited liability company (formerly Holly Refining & Marketing Company LLC) (“HFRM”), Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), HEP Pipeline Assets, Limited Partnership, a Delaware limited partnership (“HEP Pipeline Assets”), HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP Pipeline”), HEP Refining Assets, L.P., a Delaware limited partnership (“HEP Refining Assets”), HEP Refining, L.L.C., a Delaware limited liability company (“HEP Refining”), HEP Mountain Home, L.L.C., a Delaware limited liability company (“HEP Mountain Home”) and HEP Woods Cross, L.L.C., a Delaware limited liability company (“HEP Woods Cross” and, together with the Operating Partnership, HEP Pipeline Assets, HEP Pipeline, HEP Refining Assets, HEP Refining and HEP Mountain Home, the “Partnership Entities”). HFRM and each of the Partnership Entities are individually referred to herein as a “Party” and collectively as the “Parties”.

RECITALS:

On or about December 1, 2009, Navajo Refining Company, L.L.C., a Delaware limited liability company (formerly Navajo Refining Company, L.P.) (“Navajo Refining”), Holly Refining & Marketing Company – Woods Cross, a Delaware corporation (formerly Holly Refining & Marketing Company) (“Holly Refining – Woods Cross” and, together with Navajo Refining, the “Holly Entities”), and the Partnership Entities entered into that certain Amended and Restated Refined Product Pipelines and Terminals Agreement (the “Agreement”) which amended and restated in its entirety the Pipelines and Terminals Agreement dated July 13, 2004 (the “Original Pipelines and Terminals Agreement”), among Holly Corporation, a Delaware corporation, Navajo Refining, Holly Refining – Woods Cross, Holly Energy Partners, L.P., a Delaware limited partnership, the Operating Partnership, HEP Logistics Holdings, L.P., a Delaware limited partnership, Holly Logistic Services, L.L.C., a Delaware limited liability company, and HEP Logistics GP, L.L.C., a Delaware limited liability company, pursuant to which the Holly Entities committed to provide certain refined product pipeline services and refined product terminalling services to the Partnership Entities, as more fully set forth in such Agreement. Effective as of January 1, 2011, each of the Holly Entities assigned all of its right, title and interest in and to the Agreement to HFRM. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Agreement.

HFRM and the Partnership Entities desire to amend the Agreement to account for the disposition by HEP Woods Cross of its fifty percent undivided interest in certain terminal assets and other related assets located in or near Boise, Idaho and Burley, Idaho.

Amendment:

NOW, THEREFORE, in consideration of the agreements and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, the Parties hereby amend the Agreement as follows:

1

1.Amendment to Refined Product Terminals Exhibit. The Agreement is hereby amended by deleting any and all references to Boise, Idaho and Burley, Idaho on Exhibit B thereto, such that Exhibit B to the Agreement shall hereafter read as set forth on a new Exhibit B-1 attached to this Amendment as Appendix A.

2.Amendment to Schedule of Additive Fees. The Agreement is hereby amended by deleting any and all references to the Boise Terminal and Burley Terminal on Exhibit C-1 thereto, such that Exhibit C-1 to the Agreement shall hereafter read as set forth on a new Exhibit C-2 attached to this Amendment as Appendix B.

3.General Provisions. To the extent of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control. Except as set forth in this Amendment, the parties ratify and affirm the Agreement (as may have been previously amended) in its entirety, and the Agreement shall remain in full force and effect. This Amendment shall inure to the benefit of, and be binding on, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of duplicate originals or counterparts, each of which when so executed shall constitute in the aggregate but one and the same document.

(Remainder of page intentionally left blank; signature page follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the respective dates set forth below, to be effective as of the Effective Date.

HollyFrontier Refining & Marketing LLC By:/s/ Michael C. Jennings Name: Michael C. Jennings Title: Chief Executive Officer and President

Holly Energy Partners – Operating, L.P.
HEP Refining, L.L.C.

By:/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: President

HEP Pipeline Assets, Limited Partnership

By: HEP Pipeline GP, L.L.C., its general partner

By:/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: President

HEP Refining Assets, L.P.

By: HEP Refining GP, L.L.C., its general partner

By:/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: President

HEP Mountain Home, L.L.C.
HEP Woods Cross, L.L.C.
HEP Pipeline, L.L.C.

By: Holly Energy Partners – Operating, L.P., its sole member

By:/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: President

Signature Page to First Amendment to
Amended and Restated Refined Products Pipelines and Terminals Agreement

APPENDIX A
TO
AMENDMENT

Exhibit B-1 – Refined Product Terminals

(see attached)

Appendix A to First Amendment to
Amended and Restated Refined Products Pipelines and Terminals Agreement

EXHIBIT B-1
REFINED PRODUCT TERMINALS

Terminal Location	Storage Capacity (barrels)	Number of Tanks	Supply Source	Mode of Delivery

El Paso, TX	662,000	20	Pipeline/rail	Truck/Pipeline
Moriarty, NM	189,000	9	Pipeline	Truck
Bloomfield, NM	193,000	7	Pipeline	Truck
Tucson, AZ(1)	176,000	9	Pipeline	Truck
Mountain Home, ID(2)	120,000	3	Pipeline	Pipeline
Spokane, WA	333,000	32	Pipeline/rail	Truck
Artesia facility truck rack	N/A	N/A	Refinery	Truck
Woods Cross facilities	N/A	N/A	Refinery	Truck/Pipeline
Total	1,673,000

(1) The underlying ground at the Tucson terminal is leased.
(2) Handles only jet fuel.

APPENDIX B
TO
AMENDMENT

Exhibit C-2 – Schedule of Additive Fees

(see attached)

Appendix B to First Amendment to
Amended and Restated Refined Products Pipelines and Terminals Agreement

EXHIBIT C-2
SCHEDULE OF ADDITIVE FEES

Terminal Name		Red Dye Additive Inj Fee? (per bbl)	Gasoline Additive Inj Fee? (per bbl)	Lubricity Additive Inj Fee? (per bbl)	Ethanol Injection Fee?	HOC Supplies Red Dye	HOC Supplies Gasoline Additive	HOC Supplies Lubricity Additive
El Paso Terminal	NRC-shipper	No	No	$0.1470	No	Yes	Yes	No
Artesia Rack	NRC-shipper	$0.2100	No	No	No	No	Yes	Yes
Tucson Terminal	NRC-shipper	$0.0290	$0.0408	$0.1470	$0.0408	No	Yes	No
Moriarty Terminal	NRC-shipper	No	No	$0.0504	No	Yes	Yes	Yes
Bloomfield Terminal	NRC-shipper	No	No	$0.0504	No	Yes	Yes	Yes
Spokane Terminal	HRM-shipper	$0.0261	$0.0356	$0.1470	No	No	No	No
Woods Cross Terminal	HRM-shipper	$0.0504	No	$0.0504	No	Yes	No	No